DELAWARE GROUP® FOUNDATION FUNDS

Delaware Strategic Allocation Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus (the “Prospectus”)
dated July 29, 2019

On June 10, 2020, the Board of Trustees of the Fund approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) as a sub-advisor to the Fund to take effect as of June 11, 2020 (the “Effective Date”).

In connection therewith, upon the Effective Date, the following is added to the end of the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment objectives?”:

As determined by MIMAK from time to time, Macquarie Investment Management Global Limited (MIMGL) is responsible for managing real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets.

The following replaces the information in the section in the Fund’s summary prospectus entitled “Who manages the Fund? – Investment Manager and sub-advisors”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Jackson Square Partners, LLC (JSP) and Macquarie Investment Management Global Limited (MIMGL) serve as sub-advisors for the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation.

Macquarie Investment Management Austria Kapitalanlage AG

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Chief Investment Officer – Global Multi-Asset Team	January 2019
Jürgen Wurzer	Deputy Head of Portfolio Manager – Global Multi-Asset Team	January 2019

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.